EXHIBIT 13.01


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of Sadia S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Walter Fontana Filho, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Walter Fontana Filho
-------------------------------
Name: Walter Fontana Filho
Title: Chief Executive Officer

June 20, 2003



       A signed original of this written statement required by Section 906 has been provided to Sadia S.A. and will be retained by Sadia S.A.
             and furnished to the Securities and Exchange Commission
                           or its staff upon request.